SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 27, 1996
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                             FLEET FINANCIAL GROUP,INC.
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


               1-6366                               05-0341324
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        (Commission File Number)        (IRS Employer Identification No.)


              One Federal Street, Boston, MA                02110
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        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code:   617-292-2000
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          (Former name or former address, if changed since last report)

Item 5.   Other Events.
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           On July 26, 1996, Fleet Financial Group, Inc. ("Fleet") agreed to issue and sell to Lehman Brothers Inc (the "Underwriter") pursuant to the Underwriting Agreement dated July 26, 1996, attached hereto as Exhibit 1, 1,000,000 Depositary Shares (the "Depositary Shares"), each representing a one-fifth interest in a share of Series VIII Fixed/Adjustable Rate Noncumulative Preferred Stock, $1 par value, of Fleet (the "Preferred Stock"). The closing of the sale of the Depositary Shares is expected to be consummated on September 27, 1996.

          The Depositary Shares were sold to the Underwriter under Registration Statement No. 333-000701 at a price to the public of $50.00 per Depositary Share, plus in each case, accrued dividends, if any, from September 27, 1996. Each of the Depositary Shares is entitled to all proportionate rights and preferences of the Preferred Stock, including a liquidation preference of $250 per share ($50 per Depositary Share) and noncumulative dividends from the date of issuance through October 1, 2001 at a rate of 6.59% of the liquidation preference per annum of the Preferred Stock (equivalent to $3.30 per annum per Depositary Share). The amount of dividends payable in respect of the Preferred Stock will be adjusted in the event of certain amendments to the Internal Revenue Code of 1986, as amended (the "Code"), in respect of the dividends received deduction. After October 1, 2001, dividends on the Preferred Stock will be payable quarterly at the Applicable Rate from time to time in effect. The Applicable Rate per annum for any dividend period beginning on or after October 1, 2001 will be equal to .45% plus the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate (each as defined in the Certificate of Designations establishing the Preferred Stock, which is incorporated by reference herein), as determined in advance of such dividend period. The Applicable Rate per annum for any dividend period beginning on or after October 1, 2001 will not be less than 7.0% nor greater than 13.0% (without taking into account any adjustments due to changes in the dividends received deduction).

          The Preferred Stock is not redeemable prior to October 1, 2001. Thereafter, the Preferred Stock is redeemable at Fleet's option in whole or in part, at $250 per share (equivalent to $50 per Depositary Share), plus, in each case, an amount equal to the sum of all accrued and unpaid dividends (whether or not earned or declared) for the then-current dividend period (without accumulation of accrued and unpaid dividends for prior dividend periods). In addition, the Preferred Stock may also be redeemed prior to October 1, 2001, in whole, at the option of Fleet, in the event of certain amendments to the Code in respect of the dividends received deduction. The Preferred Stock will not be entitled to the benefit of any sinking fund.

Item 7.   Financial Statements and Exhibits.
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          The following exhibits are filed as part of this report:

   Item 601
Exhibit Table
  Reference         Exhibit Title
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       (1)         Underwriting Agreement dated July 26, 1996
                   between Fleet and Lehman Brothers Inc.

       (4)(a) Certificate of Designations establishing the Preferred Stock

       (4)(b) Deposit Agreement dated as of September 27, 1996 between Fleet and Fleet National Bank as to the Preferred Stock and Depositary Shares

       (4)(c)      Form of certificate for Preferred Stock

       (4)(d)      Form of depositary receipt for Depositary
                   Shares (included as Exhibit A of Exhibit 4(b) hereto)

       (5)         Opinion of Edwards & Angell

       (23)        Consent of Edwards & Angell (included in Exhibit 5)

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                        FLEET FINANCIAL GROUP, INC.



                                       By /s/   William C. Mutterperl
                                          ---------------------------------
                                                William C. Mutterperl
                                                Senior Vice President, Secretary
                                                  and General Counsel


Date:  September 26, 1996

                                   EXHIBIT INDEX


Exhibit Index             Description
- -------------             -----------


       (1) Underwriting Agreement dated July 26, 1996 between Fleet and Lehman Brothers Inc.

       (4)(a) Certificate of Designations establishing the Preferred Stock

       (4)(b) Deposit Agreement dated as of September 27, 1996 between Fleet and Fleet National Bank as to the Preferred Stock and Depositary Shares

       (4)(c)      Form of certificate for Preferred Stock

       (4)(d)      Form of depositary receipt for Depositary
                   Shares (included as Exhibit A of Exhibit 4(b) hereto)

       (5)         Opinion of Edwards & Angell

       (23)        Consent of Edwards & Angell (included in Exhibit 5)